Contacts:

Director of Marketing:                               Public Relations:
Rip Scott                                            Joseph Mitchell
Conestoga Capital Advisors, LLC                      Fletch Communications, LLC
Phone: 484-654-1385                                  Phone: (215) 563-4846
E-Mail: rscott@conestogacapital.com                  E-mail: joe@fletchpr.com
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            Conestoga Capital Advisors Receives NASDAQ Ticker Symbol
                       (CCASX) For Small Cap Mutual Fund


Radnor, PA, October 20th, 2004-- Conestoga Capital Advisors, LLC, an independent investment advisory firm specializing in the management of small cap equities, has been notified that the open-ended Conestoga Small Cap Fund has been granted the ticker symbol CCASX by the NASDAQ Stock Exchange. The fund is available on the Fidelity, First Clearing and Fiserve mutual fund trading platforms.

The fund was accepted in its first application to NASDAQ following two years of performance data collection. The Fund's average annual total return is 23.62%, as of September 30, 2004, since it's inception on October 1, 2002. Over the 12 months ended September 30th the Fund returned 24.27%. Conestoga Capital Advisor's (www.conestogacapital.com) assets under management for both the fund and separate accounts have grown from $80 million to $150 million since 2001.

Bill Martindale, President and co-portfolio manager of the Fund says, "This ticker symbol will have a positive impact on our shareholders and potential investors. Potential shareholders will have greater visibility into the fund and we are hopeful that will attract new investors. The Conestoga Small Cap Funds daily price information will be provided to NASDAQ daily and will be available to interested parties online by way of Internet tracking services such as Yahoo! Finance.

Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Recent performance data and portfolio characteristics can be obtained by going to www.conestogacapital.com or by calling 800-320-7790. Performance data includes the reinvestment of dividends. Investment returns and principal value of an investment in the Conestoga Small Cap Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please read the Fund's prospectus which contains information about the Fund's investment objective, risks, and charges and expenses which an investor should consider before investing.

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About Conestoga Capital Advisors, LLC

Conestoga Capital Advisors, LLC (www.conestogacapital.com) is an independent investment advisory firm, specializing in the management of small cap equities. Conestoga Capital Advisors' style is described as small cap conservative growth, employing a "growth at a reasonable price" valuation methodology. The firm's portfolio managers utilize a fundamental, bottom-up research approach and employ a fully invested, buy and hold management style.